December 17, 2003

                        DREYFUS VARIABLE INVESTMENT FUND-
                          SMALL COMPANY STOCK PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2003

     Effective January 2, 2004, the following information supersedes and replaces the third paragraph contained in the section in the portfolio's Prospectus entitled "Management".

               Gene F. Cervi, CFA, and Dwight Cowden, CFA are the portfolio's primary portfolio managers. Mr. Cervi has been a portfolio manager of the portfolio since February 2003 and a portfolio manager at Dreyfus since September 1998. Mr. Cervi is also a first vice president of Mellon Bank, N.A., which he joined in 1982. Mr. Cowden has been a portfolio manager of the portfolio since February 2003 and a portfolio manager at Dreyfus since April 2002. Mr. Cowden is also a vice president of Mellon Bank, N.A., which he joined in June 1996.